Exhibit 99.1

Marchex Reports Third Quarter 2010 Financial Results

SEATTLE - November 4, 2010 - Marchex, Inc. (NASDAQ: MCHX) today reported its results for the third quarter of 2010 ended September 30, 2010.

Third Quarter 2010 Consolidated Financial Results:

•	Revenue was $24.2 million for the third quarter of 2010, compared to $22.2 million for the same period of 2009.

•

GAAP net loss applicable to common stockholders was $547,000 for the third quarter of 2010 or $0.02 per diluted share. This compares to GAAP net income applicable to common stockholders of $696,000 or $0.02 per diluted share for the same period of 2009. The third quarter 2010 results included non-cash stock-based compensation expense of $2.9 million, compared to non-cash stock-based compensation expense of $2.3 million for the same period in 2009.

•

We provide a reconciliation of GAAP diluted EPS to Adjusted non-GAAP EPS in the financial tables attached to this press release and encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures. Adjusted non-GAAP income for the third quarter of 2010 was $0.01, compared to Adjusted non-GAAP income of $0.03 for the same period of 2009. Some Wall Street analysts use non-GAAP measures to analyze our operating results, which may include adjusted non-GAAP EPS, adjusted operating income before amortization and adjusted EBITDA. We present GAAP measures with equal or greater prominence than non-GAAP measures and such non-GAAP measures should not be considered a substitute for, or superior to, GAAP measures.

•

Adjusted operating income before amortization was $455,000 for the third quarter of 2010, compared to $1.9 million for the same period of 2009. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating income and GAAP net income is included in the financial tables attached to this release.

•

Adjusted EBITDA was $1.7 million in the third quarter of 2010, compared to $3.4 million for the same period of 2009. A reconciliation of adjusted EBITDA to GAAP net cash provided by operating activities is included in the financial tables attached to this release.

“Nearly everything we do is driven by our fundamental belief that performance-based Call Advertising represents the next transformational opportunity in advertising, and our progress this quarter demonstrates that our focus on category leadership is beginning to pay off,” said Russell C. Horowitz, Marchex Chairman and CEO. “From advertisers to sources of call supply, Marchex is focused on forging the right relationships and continuing to build momentum in our business.”

Operating Highlights:

Local Advertising Services: For the third quarter of 2010, revenue from Local Advertising Services, which includes Marchex’s Call Advertising and Small Business Marketing products, was $18 million. In the third quarter Marchex added more than 10,000 new advertisers utilizing its call advertising and small business marketing products and ended the quarter with more than 85,000 advertisers. Marchex expects to continue growing its advertiser base in 2010.

Publishing: For the third quarter of 2010, revenue from Publishing, which is Marchex’s proprietary local and category websites that fulfill advertiser campaigns, was $6.2 million.

General Business Highlights:

1.	Marchex launched Call Mining as a feature within the Marchex Call Analytics product. Call Mining leverages speech transcription and proprietary search and data mining technology to enable advertisers to analyze and discover new ways to optimize their cross-channel marketing spend, based on actual customer conversations.

2.	Marchex recently entered into a multi-year strategic relationship with Skype. The agreement enables Marchex to exclusively manage, operate and sell Click & Call Advertising, a pay-for-call program, with Skype directly to advertisers across the U.S., Canada and Western Europe.

3.	During the third quarter of 2010, Marchex sold a small number of non-strategic domains that yielded $2.6 million.

4.	During the third quarter of 2010, Marchex purchased 282,000 shares of its outstanding Class B common stock for a total price of $1.2 million, bringing its total shares repurchased under its stock repurchase program to 9.7 million shares, or 28% of its outstanding common stock.

Marchex Financial Guidance:

The following forward-looking statements reflect Marchex’s expectations as of November 4, 2010.

Following is a summary financial guidance table for Marchex’s fiscal year 2010 and the third quarter of 2010, reflecting the impact of its strategic deal with AT&T Interactive:

Guidance for fiscal year 2010:

Revenue estimate (reflecting the impact of up to $7.8 million in AT&T Interactive investment incentive offsets as described below):	$95.5 million to $97.5 million

Adjusted Operating Income Before Amortization estimate (reflecting the impact of up to $7.8 million in AT&T Interactive investment incentive offsets as described below):	More than $2.6 million
Adjusted EBITDA:	Estimated add-backs of approximately $4.9 million in additional depreciation and amortization to adjusted operating income before amortization, implying an adjusted EBITDA of more than $7.5 million.

Guidance for fourth quarter 2010:

Revenue estimate (reflecting the impact of $1 million in AT&T Interactive investment incentive offsets as described below):	$25.9 million-$27.9 million

Adjusted Operating Income Before Amortization (reflecting the impact of $1 million in AT&T Interactive investment incentive offsets as described below):	More than $1.9 million

Adjusted EBITDA:	Estimated add-backs of approximately $1.0 million in additional depreciation and amortization to adjusted operating income before amortization, implying an adjusted EBITDA of more than $2.9 million.

“We continue to build momentum with our Call Advertising products by establishing direct relationships with large advertisers as well as through our products that target small businesses. This ongoing progress will drive higher sequential revenue, adjusted operating income before amortization and adjusted EBITDA for the fourth quarter of 2010. We believe our ongoing progress is setting a strong foundation for continued growth into 2011,” said Michael Arends, Marchex Chief Financial Officer.

Marchex anticipates revenue from proprietary traffic sources for the fourth quarter of 2010 to modestly increase relative to the third quarter. Marchex expects revenue volatility from proprietary traffic sources due to the nature of large advertiser spending as we continue to build our efforts to diversify advertisers in this revenue source.

AT&T Interactive Agreement and Financial Impact:

Marchex recently extended and expanded its agreement with AT&T Interactive that contemplates the following:

•	The consolidation of all AT&T Interactive SMB (small-and-medium sized business) and certain national search-based performance marketing programs to Marchex;

•	A multi-year contract extension with product exclusivity through the majority of the term, which now extends the 2011 contract expiration out through mid-2015;

•	Transitioning all existing and renewing customers in search-based performance marketing programs from other providers to Marchex primarily over the next 9 months; and all new customers to Marchex.

The following reflects Marchex’s expectations for its AT&T Interactive relationship as of November 4, 2010.

Marchex’s expanded relationship with AT&T Interactive is estimated to yield more than $100 million in revenue to Marchex over the next five years. As part of the transition program, Marchex is providing AT&T Interactive an estimated $7.8 million in 2010 deal-related financial incentives to drive accelerated advertiser migration to Marchex that commenced in May, 2010. Marchex estimates investment incentives of $4.2 million, $2.6 million and $1 million, respectively, for the second, third and fourth quarters of 2010. When considering the deal-related financial incentives and the timing of the advertiser migrations, in comparison to its 2010 first quarter results, Marchex sees the net impact as dilutive to financial results through the fourth quarter of 2010, and accretive to its financial results starting in the first quarter of 2011, with significant growth thereafter. For additional information on our AT&T Interactive relationship, please see our first quarter 2010 earnings release.

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. ET on Thurs., November 4, 2010 to discuss its third quarter ended September 30, 2010 financial results, and other company updates. To access the call by live webcast, please log onto the Investor Relations section of the Marchex website (www.marchex.com/earnings-releases). An archived version of the webcast will also be available at the same location, beginning two hours after completion of the call.

About Marchex:

Marchex’s mission is to unlock local commerce globally by helping advertisers reach customers wherever they may be – in mobile, offline and online channels, including on our own local and category websites.

Our performance-based call advertising products, the Marchex Pay-For-Call Exchange and Marchex Call Analytics, are reinventing how businesses acquire new customers through the phone. Our award-winning Small Business Marketing products empower local businesses to efficiently monitor their online presence, communicate with their customers, and acquire new ones. Every day, our products support tens of thousands of advertisers and partners, ranging from global enterprises to local businesses.

For more information about Marchex (NASDAQ: MCHX), please visit www.marchex.com.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues and other financial guidance, acquisitions, projected costs, prospects, plans and objectives of management, including without limitation regarding our strategic relationship with AT&T Interactive are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements, which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of November 4, 2010 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information:

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, Adjusted EBITDA and Adjusted non-GAAP EPS.

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of acquired intangible assets. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA, which excludes any gain/loss on sales and disposals of intangible assets as for each asset, these are viewed as non-recurring in nature. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other non-cash and non-recurring expenses. Adjusted EBITDA represents income (loss) before interest, income taxes, depreciation, amortization, stock compensation expense, and gain/loss on sales and disposals of intangible assets. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations.

Adjusted non-GAAP EPS represents Adjusted Net Income (Loss) divided by weighted average fully diluted shares outstanding for Adjusted non-GAAP EPS purposes. Adjusted Net Income (Loss) generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain non-recurring items and represents net income (loss) available to common stockholders plus the net of tax effects of : (1) stock based compensation expense, (2) amortization of acquired intangible assets, (3) gain/loss on sales and disposals of intangible assets, (4) other income (expense), and (5) dividends paid to participating securities. Adjusted non-GAAP EPS includes dilution from options and warrants, exercise prices per the treasury stock method provided performance conditions have been met and includes the weighted average number of all potential common shares relating to restricted stock and restricted stock units, provided performance conditions have been met. Shares outstanding for Adjusted non-GAAP EPS purposes are therefore higher than shares outstanding for GAAP EPS purposes. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company’s operating performance compared to that of other companies in its industry.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. These non-GAAP terms, as defined by Marchex, may not be comparable to similarly titled measures used by other companies. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Trevor Caldwell

Marchex Investor Relations

Telephone: 206.331.3600

Email: ir(at)marchex.com

Or

Rob Gubas

VP, Marketing and Communications

Telephone: 206.331.3409

Email: rgubas(at)marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Three Months Ended September 30,
	2009	2010
Revenue	$22,171,794	$24,194,841

Expenses:
Service costs (1)	12,048,245	14,604,200
Sales and marketing (1)	3,213,946	3,183,374
Product development (1)	3,369,290	4,193,428
General and administrative (1)	3,997,361	4,683,639
Amortization of intangible assets from acquisitions	1,211,328	704,106

Total operating expenses	23,840,170	27,368,747

Gain on sales and disposals of intangible assets, net	1,048,113	2,632,634

Loss from operations	(620,263)	(541,272)

Interest income (expense) and other, net	(13,643)	102,603

Loss before provision for income taxes	(633,906)	(438,669)

Income tax expense (benefit)	(1,376,830)	54,202

Net income (loss)	742,924	(492,871)

Dividends paid to participating securities	(46,576)	(54,540)

Net income (loss) applicable to common stockholders	$696,348	$(547,411)

Basic and diluted net income (loss) per share applicable to Class A and Class B common stockholders	$0.02	($0.02)
Dividends paid per share	$0.02	$0.02
Shares used to calculate basic net income (loss) per share applicable to common stockholders
Class A	10,869,216	10,556,988
Class B 0	22,724,209	21,948,520
Shares used to calculate diluted net income (loss) per share applicable to common stockholders
Class A	10,869,216	10,556,988
Class B	33,930,390	32,505,508

(1) Includes stock-based compensation allocated as follows:
Service costs	$120,505	$223,672
Sales and marketing	239,528	221,901
Product development	180,493	280,377
General and administrative	1,785,936	2,199,285

Total	$2,326,462	$2,925,235

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Nine Months Ended September 30,
	2009	2010
Revenue	$69,823,816	$69,590,175

Expenses:
Service costs (1)	34,934,455	40,909,245
Sales and marketing (1)	14,485,213	10,605,457
Product development (1)	10,969,807	12,482,042
General and administrative (1)	12,055,096	12,809,459
Amortization of intangible assets from acquisitions	4,680,879	2,119,479

Total operating expenses	77,125,450	78,925,682

Gain on sales and disposals of intangible assets, net	2,832,968	4,650,182

Loss from operations	(4,468,666)	(4,685,325)

Interest income (expense) and other, net	(17,425)	133,888

Loss before provision for income taxes	(4,486,091)	(4,551,437)

Income tax benefit	(2,387,821)	(863,176)

Net loss	(2,098,270)	(3,688,261)

Dividends paid to participating securities	(137,035)	(146,229)

Net loss applicable to common stockholders	$(2,235,305)	$(3,834,490)

Basic and diluted net loss per share applicable to Class A and Class B common stockholders	$(0.07)	$(0.12)
Dividends paid per share	$0.06	$0.06
Shares used to calculate basic net loss applicable to common stockholders
Class A	10,889,326	10,725,333
Class B 0	22,971,777	22,037,273
Shares used to calculate diluted net loss applicable to common stockholders
Class A	10,889,326	10,725,333
Class B	33,861,103	32,762,606

(1) Includes stock-based compensation allocated as follows:
Service costs	$317,561	$608,304
Sales and marketing	1,222,037	602,995
Product development	478,925	740,553
General and administrative	5,298,047	5,954,403

Total	$7,316,570	$7,906,255

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(unaudited)

	December 31, 2009	September 30, 2010

Assets
Current assets:
Cash and cash equivalents	$33,638,002	$32,003,763
Trade accounts receivable, net	14,783,429	20,736,743
Prepaid expenses and other current assets	3,463,430	3,840,893
Refundable taxes	5,380,029	6,061,571
Deferred tax assets	950,477	1,042,317

Total current assets	58,215,367	63,685,287

Property and equipment, net	5,051,717	4,818,774
Deferred tax assets	52,690,910	50,538,512
Intangibles and other assets, net	3,667,398	2,398,934
Goodwill	35,438,289	35,346,712
Intangible assets from acquisitions, net	4,309,478	2,189,999

Total assets	$159,373,159	$158,978,218

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$8,763,090	$11,835,851
Accrued expenses and other current liabilities	6,158,966	5,842,153
Deferred revenue	2,020,728	1,599,980

Total current liabilities	16,942,784	19,277,984

Other non-current liabilities	1,005,444	1,671,206

Total liabilities	17,948,228	20,949,190

Stockholders’ equity:
Class A common stock	111,317	107,661
Class B common stock	251,939	247,685
Treasury stock	(3,204,884)	(530,849)
Additional paid-in capital	281,952,605	279,578,838
Accumulated deficit	(137,686,046)	(141,374,307)

Total stockholders’ equity	141,424,931	138,029,028

Total liabilities and stockholders’ equity	$159,373,159	$158,978,218

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Loss to Operating Income (Loss) Before Amortization (OIBA) and

Adjusted Operating Income (Loss) Before Amortization (Adjusted OIBA)

(unaudited)

	Three Months Ended September 30,
	2009	2010
Net income (loss) applicable to common stockholders	$696,348	$(547,411)

Dividends paid to participating securities	(46,576)	(54,540)

Net income (loss)	742,924	(492,871)

Income tax expense (benefit)	(1,376,830)	54,202

Loss before provision for income taxes	(633,906)	(438,669)

Interest (income) expense and other, net	13,643	(102,603)

Loss from operations	(620,263)	(541,272)

Stock-based compensation	2,326,462	2,925,235
Amortization of intangible assets from acquisitions	1,211,328	704,106

Operating income before amortization (OIBA)	2,917,527	3,088,069

Gain on sales and disposals of intangible assets, net	(1,048,113)	(2,632,634)

Adjusted operating income before amortization (Adjusted OIBA)	$1,869,414	$455,435

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Loss to Operating Income Before Amortization (OIBA) and

Adjusted Operating Income Before Amortization (Adjusted OIBA)

(unaudited)

	Nine Months Ended September 30,
	2009	2010
Net loss applicable to common stockholders	$(2,235,305)	$(3,834,490)

Dividends paid to participating securities	(137,035)	(146,229)

Net loss	(2,098,270)	(3,688,261)

Income tax benefit	(2,387,821)	(863,176)

Loss before provision for income taxes	(4,486,091)	(4,551,437)

Interest (income) expense and other, net	17,425	(133,888)

Loss from operations	(4,468,666)	(4,685,325)

Stock-based compensation	7,316,570	7,906,255
Amortization of intangible assets from acquisitions	4,680,879	2,119,479

Operating income before amortization (OIBA)	7,528,783	5,340,409

Gain on sales and disposals of intangible assets, net	(2,832,968)	(4,650,182)

Adjusted operating income before amortization (Adjusted OIBA)	$4,695,815	$690,227

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

(unaudited)

	Three Months Ended September 30,
	2009	2010
Net cash provided (used) by operating activities	$5,241,565	$(802,719)

Changes in asset and liabilities, net of effects of acquisitions	(533,169)	2,516,940
Income tax expense (benefit)	(1,376,830)	54,202
Interest (income) expense and other, net	13,693	(102,423)
Income and excess tax benefits related to stock options	19,350	—

Adjusted EBITDA	$3,364,609	$1,666,000

Net cash provided by investing activities	$632,225	$1,827,480

Net cash used in financing activities	$(1,582,523)	$(1,924,470)

	Nine Months Ended September 30,
	2009	2010
Net cash provided by operating activities	$13,572,609	$3,467,614

Changes in asset and liabilities, net of effects of acquisitions	(1,874,810)	2,068,804
Income tax benefit	(2,387,821)	(863,176)
Interest (income) expense and other, net	18,040	(133,690)
Income and excess tax benefits related to stock options	68,827	—

Adjusted EBITDA	$9,396,845	$4,539,552

Net cash provided by investing activities	$1,553,333	$1,859,193

Net cash used in financing activities	$(9,521,810)	$(6,961,046)

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Three Months Ended September 30,
	2009	2010
Adjusted Non-GAAP EPS	$0.03	$0.01

Net income (loss) per Class B share applicable to common stockholders - diluted (GAAP EPS)	$0.02	$(0.02)
Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	33,930,390	32,505,508

Net income (loss) applicable to common stockholders	$696,348	$(547,411)
Stock-based compensation	2,326,462	2,925,235
Amortization of intangible assets from acquisitions	1,211,328	704,106
Gain on sales and disposals of intangible assets, net	(1,048,113)	(2,632,634)
Interest (income) expense and other, net	13,643	(102,603)
Dividends paid to participating securities	46,576	54,540
Estimated impact of income taxes	(2,030,400)	(116,692)

Adjusted Non-GAAP net income applicable to common stockholders	$1,215,844	$284,541

Adjusted Non-GAAP EPS	$0.03	$0.01

Shares used to calculate diluted net income (loss) per Class B share applicable to common stockholders	33,930,390	32,505,508
Weighted average stock options and warrants and common shares subject to repurchase or cancellation (if applicable)	2,252,300	2,901,860

Shares used to calculate Adjusted Non-GAAP EPS	36,182,690	35,407,368

For Adjusted Non-GAAP EPS, the impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock using the treasury stock method. The impact of restricted stock units and options subject to performance conditions have or will be included once the performance conditions have been met.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Nine Months Ended September 30,
	2009	2010
Adjusted Non-GAAP EPS	$0.08	$0.01

Net loss per Class B share applicable to common stockholders - diluted (GAAP EPS)	$(0.07)	$(0.12)
Shares used to calculate diluted net loss per Class B share applicable to common stockholders	33,861,103	32,762,606

Net loss applicable to common stockholders	$(2,235,305)	$(3,834,490)
Stock-based compensation	7,316,570	7,906,255
Amortization of intangible assets from acquisitions	4,680,879	2,119,479
Gain on sales and disposals of intangible assets, net	(2,832,968)	(4,650,182)
Interest (income) expense and other, net	17,425	(133,888)
Dividends paid to participating securities	137,035	146,229
Estimated impact of income taxes	(4,030,518)	(1,118,055)

Adjusted Non-GAAP net income applicable to common stockholders	$3,053,118	$435,348

Adjusted Non-GAAP EPS	$0.08	$0.01

Shares used to calculate diluted net loss per Class B share applicable to common stockholders	33,861,103	32,762,606
Weighted average stock options and warrants and common shares subject to repurchase or cancellation (if applicable)	2,596,053	2,784,049

Shares used to calculate Adjusted Non-GAAP EPS	36,457,156	35,546,655

For Adjusted Non-GAAP EPS, the impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock using the treasury stock method. The impact of restricted stock units and options subject to performance conditions have or will be included once the performance conditions have been met.